Exhibit 99.1

AERWINS Technologies Announces Additional Staff Determination

LOS ANGELES, CA, April 23, 2024 – AERWINS Technologies Inc. (Nasdaq: AWIN) (“AERWINS” or “the Company”) today announced that on April 17, 2024, the Company received an Additional Staff Delisting Determination (the “Additional Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The Additional Staff Determination noted that the Company is now delinquent in filing its Form 10-K for the period ended December 31, 2023 (the “Form 10-K”), which additional delinquency may serve as a separate basis for the delisting of the Company’s securities from Nasdaq. The Additional Staff Determination notified the Company that the Nasdaq Hearings Panel (the “Panel”) will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market and that it should present its views with respect to this additional deficiency to the Panel in writing no later than April 24, 2024.

The Company encountered delays in its efforts to file the Form 10-K as a result of the previously reported discontinued operations of A.L.I. Technologies Inc., a Japanese corporation (“A.L.I.”) which is the Company’s wholly-owned indirect subsidiary, and as part of the Company’s operations, move to Los Angeles, California, and continued the development of a line of FAA-compliant manned and unmanned crafts for low-altitude flight. Following the discontinuation, on December 27, 2023, A.L.I. filed a voluntary bankruptcy petition with the Tokyo District Court, Civil Division 20, “Tokutei Kanzai Kakari” [Special Trusteeship Section], Case ID: No. 8234 of 2023 (Fu). A bankruptcy trustee was appointed on January 10, 2024, and proceedings have commenced. ALI’s discontinued operations include the manned air mobility business, including the further development of the XTURISMO limited edition hoverbike, the air mobility platform COSMOS (Centralized Operating System for Managing Open Sky), the computing power-sharing business, drone photography business and drone and artificial intelligence research and development business.

The Company expects to file the Form 10-K in the coming days.

Additional information about the Additional Determination can be found in the Company’s Form 8-K filed with the Securities and Exchange Commission on April 23, 2024.

About AERWINS Technologies Inc.

AERWINS Technologies Inc., through its U.S.-based subsidiary, is redesigning a single-seat optionally Manned Air Vehicle (“MAV” or “Manned Air Vehicle”). We aim to align this vehicle with the stringent requirements of the Federal Aviation Administration’s (“FAA”) Powered Ultra-Light Air Vehicle Category, setting a new standard for safe low-altitude manned flight.

For further information, please contact:

Kiran Sidhu

Chief Executive Officer

E: info@aerwins.us

T: +1 (702) 527-1270

www.aerwins.us

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and important factors could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in AERWINS’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond AERWINS’ control and could, and likely will, materially affect actual results, levels of activity, performance, or achievements. Any forward-looking statement reflects AERWINS’ current views concerning future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. AERWINS assumes no obligation to publicly update or revise these forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available. The contents of any website referenced in this press release are not incorporated by reference herein.